                                                                   EXHIBIT 10.11

                              AMTROL HOLDINGS, INC.
                            1997 INCENTIVE STOCK PLAN

                          EFFECTIVE: DECEMBER 16, 1997

                              AMTROL HOLDINGS, INC.
                            1997 INCENTIVE STOCK PLAN

1.    Purpose

            AMTROL Holdings, Inc. (the "Company") desires to attract and retain the best available talent and encourage the highest level of performance by employees and other persons who perform services for the Company in order to serve the best interests of the Company and stockholders. By affording eligible persons the opportunity to acquire proprietary interests in the Company and by providing them incentives to put forth maximum efforts for the success of the Company's business, the AMTROL Holdings, Inc. 1997 Incentive Stock Plan (the "1997 Plan") is expected to contribute to the attainment of those objectives.

2.    Scope and Duration

            Awards under the 1997 Plan may be granted in the form of incentive stock options ("incentive stock options") as provided in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), in the form of non-qualified stock options ("non-qualified options") (unless otherwise indicated, references in the 1997 Plan to "options" include incentive stock options and non-qualified options), in the form of shares of the common stock, par value $.01 per share, of the Company (the "Common Stock") that are restricted as provided in paragraph 9 ("restricted shares"). The maximum aggregate number of shares of Common Stock as to which awards may be granted from time to time under the 1997 Plan is 65,310 shares, subject to adjustment as provided in paragraph 12. The shares available may be in whole or in part, as the Board of Directors of the Company (the "Board of Directors") shall from time to time determine, authorized but unissued shares or issued shares reacquired by the Company. Unless otherwise provided by the Stock Committee, shares covered by expired or terminated options and forfeited restricted shares will be available for subsequent awards under the 1997 Plan, except to the extent prohibited by Rule 16b-3, as amended, or any successor provision thereto ("Rule 16b-3"), or other applicable rules under Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Any shares issued by the Company in respect of the assumption or substitution of outstanding awards from a corporation or other business entity by the Company shall not reduce the number of shares available for awards under the 1997 Plan. No incentive stock option shall be granted more than 10 years after the Effective Date.

3.    Administration

            (a) The 1997 Plan shall be administered by the Board of Directors or, in the discretion of the Board of Directors, a committee of directors designated by the Board of Directors, until such time as the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, at which time the 1997 Plan shall be administered by a committee (the "Stock Committee") consisting of not less than two members who shall qualify as "Non-Employee Directors " within the meaning of Rule 16b-3 (unless Rule 16b-3 shall permit fewer than two members to so qualify); PROVIDED, HOWEVER, that, with respect to individual participants who are not subject to Section 16(b) of the Exchange Act, the Stock Committee of the Board of Directors may delegate authority to administer the 1997 Plan to another committee of directors

(the "Employee Committee") which committee may include directors who do not meet the standards set forth immediately above. Unless the context otherwise requires, the term "Committee" shall refer to the Board of Directors or committee designated to administer the 1997 Plan, as the case may be, until such time as the Stock Committee has been constituted and, thereafter, to both the Stock Committee and the Employee Committee.

            (b) The Committee shall have plenary authority in its discretion, subject to and not inconsistent with the express provisions of the 1997 Plan to grant options, to determine the purchase price of the shares of Common Stock covered by each option, the term of each option, the persons to whom, and the time or times at which options shall be granted, and the number of shares to be covered by each option; to designate options as incentive stock options or non-qualified options; to grant restricted shares and to determine the term of the restricted period and other conditions applicable to such shares, the persons to whom, and the time or times at which, restricted shares shall be granted and the number of shares to be covered by each grant; to interpret the 1997 Plan; to prescribe, amend and rescind rules and regulations relating to the 1997 Plan; to determine the terms and provisions of the option agreements (which need not be identical) and the restricted share agreements (which need not be identical) entered into in connection with awards under the 1997 Plan; and to make all other determinations deemed necessary or advisable for the administration of the 1997 Plan. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the 1997 Plan.

            (c) The Committee may employ attorneys, consultants, accountants or other persons and the Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all persons who have received awards, the Company and all other interested persons. No member or agent of the Committee shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the 1997 Plan or awards made thereunder, and all members and agents of the Committee shall be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

4.    Eligibility; Factors to be Considered in Granting Awards

            (a) Awards will be limited to officers and other key employees of the Company and its subsidiaries, and except in the case of incentive stock options, any other non-employees who may provide services to the Company or its subsidiaries (all such persons being hereinafter referred to as "employees"). In determining the employees to whom awards shall be granted and the number of shares or units to be covered by each award, the Committee shall take into account the nature of the employees' duties, their present and potential contributions to the success of the Company and such other factors as it shall deem relevant in connection with accomplishing the purposes of the 1997 Plan. A director of the Company or of a subsidiary who is not also an employee of the Company (or deemed to be an employee of the Company as provided above) will not be eligible to receive an award.

            (b) Awards may be granted singly, in combination or in tandem and may be made in combination or in tandem with, in replacement of, or as alternatives to, awards or grants under any other employee plan maintained by the Company, its present and future subsidiaries. An employee who has been granted an award or awards under the 1997 Plan may be granted an additional award or awards, subject to such limitations as may be imposed by the Code on the grant of incentive stock options. No award of incentive stock options shall result in the aggregate fair market value of Common Stock with respect to which incentive stock options are exercisable for the first time by any employee during any calendar year (determined at the time the incentive stock option is granted) exceeding $100,000. The Committee, in its sole discretion, may grant to an employee who has been granted an award under the 1997 Plan or any other employee plan maintained by the Company or its subsidiaries, or any predecessors or successors thereto, in exchange for the surrender and cancellation of such award, a new award in the same or a different form and containing such terms, including without limitation a price which is different (either higher or lower) than any price provided in the award so surrendered and canceled, as the Committee may deem appropriate.

5.    Option Price

            The purchase price of the Common Stock covered by each option shall be determined by the Committee, but in the case of an incentive stock option shall not be less than 100% of the fair market value (110% in the case of a 10% shareholder of the Company) of the Common Stock on the date the option is granted, as determined in good faith by the Board of Directors (the "Market Value") for the date on which the option is granted. The Committee shall determine the date on which an option is granted, PROVIDED that such date is consistent with the Code and any applicable rules or regulations thereunder. In the absence of such determination, the date on which the Committee adopts a resolution granting an option shall be considered the date on which such option is granted, PROVIDED the employee to whom the option is granted is promptly notified of the grant and an option agreement is duly executed as of the date of the resolution. The purchase price shall be subject to adjustment as provided in paragraph 12.

6.    Terms of Options

            The term of each incentive stock option granted under the 1997 Plan shall not be more than 10 years (5 years in the case of a 10% shareholder of the Company) from the date of grant, as the Committee shall determine, subject to earlier termination as provided in paragraphs 10 and 11. The term of each non-qualified stock option granted under the 1997 Plan shall be such period of time as the Committee shall determine, subject to earlier termination as provided in paragraphs 10 and 11.

7.    Exercise of Options; Loans

            (a) Subject to the provisions of the 1997 Plan, an option granted under the 1997 Plan shall become vested as determined by the Committee. The Committee may, in its discretion, determine as a condition of any option, that all or a stated percentage of the options shall become exercisable, in installments or otherwise, only after completion of a specified service requirement. The Committee may also, in its discretion, accelerate the exercisability of any option at any time and provide, in any option agreement, that the option shall become immediately exercisable as to all shares of Common Stock remaining subject to the option on or following either (i) December 31, 2001, (ii) a Change of Control (as defined in this paragraph), or (iii) an underwritten primary public offering of common stock of the Company or AMTROL Inc. ("AMTROL") pursuant to an effective registration statement under the Securities Act (the date upon which an event described in clause (i), (ii) or (iii) of this paragraph 7(a) occurs shall be referred to herein as an "acceleration date"). "Change of Control" means the occurrence of any of the following events: (1) the Company ceases to own directly 100% on a fully diluted basis of the economic and voting interest in AMTROL's capital stock; or (2) the Permitted Holders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the Voting Stock of the Company or AMTROL, whether as a result of issuance of securities of the Company or AMTROL, any merger, consolidation, liquidation or dissolution of the Company or AMTROL, any direct or indirect transfer of securities or otherwise (for purposes of this clause (2) the Permitted Holders shall be deemed to beneficially own any Voting Stock of a corporation (the "specified corporation") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the Voting Stock of the parent corporation); or (3) the merger or consolidation of the Company or AMTROL with or into another person or the merger of another Person with or into the Company or AMTROL, or the sale of all or substantially all the assets of the Company or AMTROL to another Person (other than a person that is controlled by the Permitted Holders), and, in the case of any such merger or consolidation, the securities of the Company or AMTROL, that are outstanding immediately prior to such transaction and which represent 100% of the aggregate voting power of the Voting Stock of the Company or AMTROL, as the case may be, are changed into or exchanged for cash, securities or property, unless pursuant to such transaction such securities are changed into or exchanged for, in addition to any other consideration, securities of the surviving corporation that represent, immediately after such transaction, at least a majority of the aggregate voting power of the Voting Stock of the surviving corporation. As used herein, "Permitted Holders" means (i) Cypress Merchant Banking Partners L.P., Cypress Offshore Partners L.P. and any person who, on the Effective Date, is directly or indirectly, controlling, controlled by or under common control with either of the foregoing and (ii) any person who is a member of the senior management of the Company or AMTROL and a stockholder of the Company, on the Effective Date. "Voting Stock" means securities having ordinary voting power for the election of directors of the Company or AMTROL, respectively.

            (b) An option may be exercised at any time or from time to time (subject, in the case of an incentive stock option, to such restrictions as may be imposed by the Code), as to any or all full shares as to which the option has become exercisable. Notwithstanding the foregoing provision, no option may be exercised without the prior consent of the Committee by an employee who is subject to Section 16(b) of the Exchange Act until the expiration of six months from the date of the grant of the option.

            (c) The purchase price of the shares as to which an option is exercised shall be paid in full at the time of exercise; payment may be made in cash, which may be paid by check, or other instrument acceptable to the Company, or, with the consent of the Committee, in shares of the Common Stock, valued at the Market Value on the date of exercise, or if there were no sales on such date, on the next preceding day on which there were sales or (if permitted by the Committee and subject to such terms and conditions as it may determine) by surrender of outstanding awards under the 1997 Plan. In addition, any amount necessary to satisfy applicable federal, state or local tax requirements shall be paid promptly upon notification of the amount due. The Committee may permit such amount to be paid in shares of Common Stock previously owned by the employee, or a portion of the shares of Common Stock that otherwise would be distributed to such employee upon exercise of the option, or a combination of cash and shares of such Common Stock.

            (d) Except as provided in paragraphs 8, 10 and 11, no option may be exercised at any time unless the holder thereof is then an employee of or performing services for the Company or one of its subsidiaries. For this purpose, "subsidiary" shall include, as under Treasury Regulations Section 1.421-7(h)(3) and (4), Example (3), any corporation that is a subsidiary of the Company during the entire portion of the requisite period of employment during which it is the employer of the holder.

            (e) Subject to any terms and conditions that the Committee may determine in respect of the exercise of options involving the surrender of outstanding awards, upon, but not until, the exercise of an option or portion thereof in accordance with the 1997 Plan, the option agreement and such rules and regulations as may be established by the Committee, the holder thereof shall have the rights of a stockholder with respect to the shares issued as a result of such exercise.

            (f) The Company may make loans to such option holders as the Committee, in its discretion, may determine (including a holder who is a director or officer of the Company) in connection with the exercise of options granted under the 1997 Plan; PROVIDED, HOWEVER, that the Committee shall not authorize the making of any loan where the possession of such discretion or the making of such loan would result in a "modification" (as defined in Section 424 of the Code) of any incentive stock option. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the 1997 Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates (except in the case of incentive stock options). In no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the holder. No loan shall have an initial term exceeding five years, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, shares of Common Stock having a fair market value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan. Every loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

8.    Transferability of Options

            (a) Incentive stock options granted under the 1997 Plan shall not be transferable otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by Section 414(p) of the Code. Incentive stock options may be exercised during the lifetime of the employee only by the employee or by the employee's guardian or legal representative (unless such exercise would disqualify an option as an incentive stock option).

            (b) No transfer of an option or restricted shares by will or the laws of descent and distribution shall be effective to bind the Company unless the Committee shall have been furnished with (i) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the option or restricted share award that are or would have been applicable to the employee to whom the award was granted and to be bound by the acknowledgments made by the employee in connection with the grant of the option or restricted shares.

            (c) During an employee's lifetime, the Committee may permit the transfer, assignment or other encumbrance of an outstanding option, unless such option is an incentive stock option and the Committee and the employee intend that it shall retain such status. With the approval of the Committee and subject to such conditions as the Committee may prescribe, an employee may, upon providing written notice to the Secretary of the Company, elect to transfer any or all such non-qualified stock options granted under the 1997 Plan to members of his or her immediate family, including, but not limited to, the employee's spouse, children, grandchildren and the spouses of children and grandchildren or to trusts for the benefit of the employee and/or such immediate family members or to partnerships in which the employee and/or such family members are the only partners ("Permitted Transferees"); provided, however, that no such transfer by any participant may be made in exchange for consideration.

9.    Award and Delivery of Restricted Shares

            (a) At the time an award of restricted shares is made, the Committee shall establish a period of time (the "Restricted Period") applicable to such award. Each award of restricted shares may have a different Restricted Period. The Committee may, in its sole discretion, at the time an award is made, prescribe conditions for the incremental lapse of restrictions during the Restricted Period, for the lapse or termination of restrictions upon the satisfaction of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the restricted shares and provide for the lapse of all restrictions with respect to all restricted shares covered by the award upon the occurrence of an acceleration date as defined in paragraph 7(a). The Committee may also, in its sole discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares.

            (b) Upon the grant of an award of restricted shares, a stock certificate representing a number of shares of Common Stock equal to the number of restricted shares granted to an employee shall be registered in the employee's name but shall be held in custody by the Company for the employee's account. The employee shall generally have the rights and privileges of a stockholder as to such restricted shares, including the right to vote such restricted shares, except that, subject to the provisions of paragraph 10, the following restrictions shall apply: (i) the employee shall not be entitled to delivery of the certificate until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee; (ii) none of the restricted shares may be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period and until the satisfaction of any other conditions prescribed by the Committee; and (iii) all of the restricted shares shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Company unless the employee has remained an employee of the Company or any of its subsidiaries or any combination thereof until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares. At the discretion of the Committee, cash and stock dividends with respect to the restricted shares may be either currently paid or withheld by the Company for the employee's account subject to the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Upon the forfeiture of any restricted shares, such forfeited restricted shares and any cash or stock dividends withheld for the employee's account shall be transferred to the Company without further action by the employee. The employee shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to paragraph 12.

            (c) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee or at such earlier time as provided for in paragraph 10, the restrictions applicable to the restricted shares shall lapse and a stock certificate for the number of shares of Common Stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law, to the employee or the employee's beneficiary or estate, as the case may be. The Company shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the employee or the employee's beneficiary or estate, as the case may be. No payment will be required from the employee upon the issuance or delivery of any restricted shares, except that any amount necessary to satisfy applicable federal, state or local tax requirements shall be withheld or paid promptly upon notification of the amount due and prior to or concurrently with the issuance or delivery of a certificate representing such shares. The Committee may permit such amount to be paid in (i) shares of Common Stock previously owned by the employee, (ii) a portion of the shares of Common Stock that otherwise would be distributed to such employee upon the lapse of the restrictions applicable to the restricted shares, or (iii) a combination of cash and shares of such Common Stock; PROVIDED, HOWEVER, unless otherwise approved by the Committee, that an election by an employee subject to
Section 16(b) of the Exchange Act to use shares of Common Stock described in clause (ii) above to satisfy any federal, state or local tax requirement shall be made only during the period commencing on the third business day following the date of release for publication of any annual or quarterly summary statements of the Company's sales and earnings and ending on the twelfth business day following such date (a "Window Period"), and PROVIDED FURTHER that the Committee shall have sole discretion to consent to or disapprove of any such election (which consent or disapproval may be given at any time after the election to which it relates).

10.   Termination of Employment

            (a) Unless otherwise determined by the Committee, and subject to such restrictions as may be imposed by the Code in the case of any incentive stock options, in the event that the employment of an employee to whom an option has been granted under the 1997 Plan shall be terminated (except as set forth in paragraph 11), such option may, subject to the provisions of the 1997 Plan, be exercised (to the extent that the employee was entitled to do so at the termination of his employment) at any time within three months after such termination, or, in the case of an employee whose termination results from retirement from active employment at or after age 55 within one year after such termination, but in no case later than the date on which the option terminates; PROVIDED, HOWEVER, that any option held by an employee whose employment is terminated for cause shall forthwith terminate, to the extent not theretofore exercised.

            (b) Unless otherwise determined by the Committee, if an employee to whom restricted shares have been granted ceases to be an employee of the Company or of a subsidiary prior to the end of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee for any reason other than death or total disability (as defined in paragraph 11), the employee shall immediately forfeit all restricted shares. Awards granted under the 1997 Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Company or any of its subsidiaries. Any option or restricted share agreement, or any rules and regulations relating to the 1997 Plan, may contain such provisions as the Committee shall approve with reference to the determination of the date employment terminates and the effect of leaves of absence. Any such rules and regulations with reference to any option agreement shall be consistent with the provisions of the Code and any applicable rules and regulations thereunder. Nothing in the 1997 Plan or in any award granted pursuant to the 1997 Plan shall confer upon any employee any right to continue in the employ of the Company or any of its subsidiaries or interfere in any way with the right of the Company or any such subsidiary to terminate such employment at any time.

            (c) Notwithstanding anything else in the 1997 Plan to the contrary, if the corporation employing an individual to whom an option or restricted share has been granted under the 1997 Plan ceases to be a subsidiary of the Company, then the Committee may provide that service with such employer or its direct or indirect or subsidiaries in any capacity shall be considered employment with the Company for purposes of the 1997 Plan.

11.   Death or Total Disability of Employee

          If an employee to whom an option has been granted under the 1997 Plan shall die or suffer a "total disability" while employed by the Company or its subsidiaries or within three months (or, in the case of an employee whose termination results from retirement from active employment at or after age 55, within one year) after the termination of such employment (other than termination for cause), such option may be exercised, to the extent that the employee or a Permitted Transferee of the option was entitled to do so at the termination of employment (including by reason of death or total disability), as set forth herein (subject to the restrictions set forth in paragraphs 7 and 8 with respect to persons subject to Section 16(b) of the Exchange Act) by the employee, the legal guardian of the employee (unless such exercise would disqualify an option as an incentive stock option), a legatee or legatees of the employee under the employee's last will, by the employee's personal representatives or distributees or by the Permitted Transferee, whichever is applicable, at any time within one year after the date of the employee's death or total disability, but in no case later than the date on which the option terminates. For purposes hereof, "total disability" is defined as the permanent inability of an employee, as a result of accident or sickness, to perform any and every duty pertaining to such employee's occupation or employment for which the employee is suited by reason of the employee's previous training, education and experience.

12.   Adjustment upon Changes in Capitalization, etc.

      (a) Notwithstanding any other provision of the 1997 Plan, the Committee may at any time, in its sole discretion, make or provide for such adjustments to the 1997 Plan, to the number and class of shares available thereunder or to any outstanding options or restricted shares as it may deem appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock other than a normal cash dividend, changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any offer to holders of Common Stock generally relating to the acquisition of their shares, the Committee may, in its sole discretion, make any adjustment as it deems equitable in respect of outstanding options including in the Committee's discretion revision of outstanding options so that they may be exercisable for or payable in the consideration payable in the acquisition transaction. Any such determination by the Committee shall be conclusive. No adjustment shall be made in respect of an incentive stock option if such adjustment would disqualify such option as an incentive stock option under Section 422 of the Code and the Treasury Regulations thereunder. No adjustment shall be made in the minimum number of shares with respect to which an option may be exercised at any time. Any fractional shares resulting from such adjustments to options shall be eliminated.

      (b) In the event the Company issues any Common Stock (other than as a stock dividend or stock split or pursuant to the 1997 Plan), the number of shares of Common Stock as to which awards may be granted from time to time under the 1997 Plan shall be increased by such number of shares of Common Stock as the Board shall determine to permit additional grants of stock awards based upon the terms of the new equity for which such additional shares of Common Stock were issued.

13.   Effective Date

            The 1997 Plan shall be effective as of December 16, 1997 (the "Effective Date"), provided that the adoption of the 1997 Plan shall have been approved by the stockholders of the Company. The Committee thereafter may, in its discretion, grant awards under the 1997 Plan, the grant, exercise or payment of which shall be expressly subject to the conditions that, to the extent required at the time of grant, exercise or payment, (i) if the Company deems it necessary or desirable, a Registration Statement under the Securities Act of 1933 with respect to such shares shall be effective, and (ii) any requisite approval or consent of any governmental authority of any kind having jurisdiction over awards granted under the 1997 Plan shall be obtained.

14.   Termination and Amendment

            The Board of Directors of the Company may suspend, terminate, modify or amend the 1997 Plan, provided that any amendment that would increase the aggregate number of shares that may be issued under the 1997 Plan, materially increase the benefits accruing to participants under the 1997 Plan, or materially modify the requirements as to eligibility for participation in the 1997 Plan shall be subject to the approval of the Company's stockholders to the extent required by Rule 16b-3, applicable law or any other governing rules or regulations, except that any such increase or modification that may result from adjustments authorized by paragraph 12 does not require such approval. If the 1997 Plan is terminated, the terms of the 1997 Plan shall, notwithstanding such termination, continue to apply to awards granted prior to such termination. In addition, no suspension, termination, modification or amendment of the 1997 Plan may, without the consent of the employee to whom an award shall theretofore have been granted, adversely affect the rights of such employee under such award.

15.   Written Agreements

            Each award of options or restricted shares shall be evidenced by a written agreement, executed by the employee and the Company, which shall contain such restrictions, terms and conditions as the Committee may require.

16.   Effect on Other Stock Plans

            The adoption of the 1997 Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Company or its subsidiaries, or any predecessors or successors thereto.

      IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Plan as of the ____ day of December, 1997.

                                    AMTROL HOLDINGS, INC.


                                    By:
                                        ---------------------------

                                    Title:
                                           ------------------------